EXHIBIT 10.28
AMENDMENT 3
QUOTA SHARE REINSURANCE TREATY
ATTACHING JANUARY 1, 2006
BY AND BETWEEN
AMERICAN HALLMARK INSURANCE COMPANY (AHIC) AND
PHOENIX INDEMNITY INSURANCE COMPANY (PIIC) AND
GULF STATES INSURANCE COMPANY (GSIC)

The parties hereby agree to amend ARTICLE 2 - SUBJECT BUSINESS of the quota share reinsurance treaty as follows:
ARTICLE 2 - SUBJECT BUSINESS
     This agreement shall apply to all insurance business in force of AHIC, PIIC, and GSIC at the Attachment Date and all new and renewal insurance business written thereafter by AHIC, PIIC, and GSIC (the “Subject Business”) including but not limited to business written or renewed in the State of Florida, provided however, it shall only apply to business in the state of Florida that is written or renewed on or after Dec 18, 2006.

AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS

Date:	1-9-07	By:	/s/ Kevin T. Kasitz
		Name:	Kevin T. Kasitz
		Title:	President

PHOENIX INDEMNITY INSURANCE COMPANY

Date:	1-9-07	By:	/s/ Brookland Davis
		Name:	Brookland Davis
		Title:	President

GULF STATES INSURANCE COMPANY

Date:	01/09/2007	By:	/s/ Donald E. Meyer
		Name:	Donald E. Meyer
		Title:	President